 Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, T. V. Mohandas Pai, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Infosys Technologies Limited on Form 20-F for the year ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 20-F fairly presents in all material respects the financial condition and results of operations of Infosys Technologies Limited.

Date: April 28, 2006

/s/ T.V. MOHANDAS PAI

T.V. Mohandas Pai
Chief Financial Officer